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                                                            Exhibit 10.12

                         CONNECTION SERVICE CONTRACT*

Between

Louis Dreyfus Communications SA, a limited company with registered capital of 66,140,000 francs, registration no. at the Paris Companies Register No. 414.946.194, registered office 87 avenue de la Grande Armee 75016 Paris, represented by the Managing Director, Mr Frederic Gastaldo,

(hereinafter referred to as "LD COM")

                                                 Of the one part

And

Lambdanet Communications France SAS, a simplified joint stock company with registered capital of 40,000 Euros, registration no. at the Lyon Companies Register No. 429 165 541, registered office 1 boulevard Vivier Merle, 69003 Lyon, represented by Mr Thierry Mileo, Chairman,

(hereinafter referred to as "the Client")

                                                 Of the other part

The term "Parties" collectively describes LD COM and the Client.

INTRODUCTION :

- The present Site Service Contract defines the rules to which the hire and long term provision by LD COM of one or more Connections including maintenance services, are subject (hereinafter referred to as the "Connection Service"). The Connection Service constitutes one of the services which LD COM supplies to its clients. It may where necessary be supplemented by one of the other services offered by LD COM, especially the Site Service and Accommodation Service, the conditions for each of which have been accepted by the Client.

- The Client wishes to develop a telecommunications network in France and in Europe. The Client has filed an application for a telecommunications operator licence with the telecommunications regulation body on 21 March 2000, in order to install and operate a telecommunications network open to the public and to supply telecommunications services to the public, pursuant to Articles L 33-1 and L 34-1 of the Postal and Telecommunications Laws (hereinafter referred to as the "Licence"). The Client would like to rent a certain number of optic connections in order to set up its telecommunications infrastructure.

- The Client wishes to ensure Optic Continuity of its telecommunications network in France.

THIS HAVING BEEN STATED, THE FOLLOWING HAS BEEN AGREED:


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* Portions of this agreement are confidential and have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 under the Securities Act of 1933, as amended. Asterisks, for example "*****," have been inserted to indicate that information has been deleted.

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1) DEFINITIONS

Special Conditions
Defines Appendix 3 describing the conditions intrinsic to each Connection rented

Contract or Connection Service Contract
Defines the present Contract, its appendices and supplements including, in particular, its Special Conditions

Connection
Defines the linking of the Connections to the Client's telecommunications network or to other fibre optics, this linking particularly being made at each end of the Connection or at each end of the Optic Links making up the Connection

Optic Continuity
Relates to the rental service for Optic Links supplied by LD COM, the support for which is constituted by the usual F.O.N.s complying with the Technical Specifications.

Date of Availability
Defines the date on which LD COM invites the Client to carry out Acceptance of the Connection as defined in Appendix 3, on a Connection by Connection basis.

Date of Commissioning
Defines the date on which, in the absence of Major Reservations, the Certificate of Acceptance is signed or, in the event of Major Reservations, the date on which such reservations are lifted.

Malfunction
Defines a disruption in the Optic Continuity not falling within the category of an Interruption.

Active Equipment
Defines all the technical equipment belonging to the Client permitting an Optic Link to be used and activated.

Linear Equipment
Defines the connection chambers, distribution chambers, splicing chambers and any other permanent or temporary element belonging to LD COM, connected to, incorporated into or necessary for the operation, maintenance, repair, re-installation, rehire, protection and removal of the F.O.N.s, not including either the cable containing the F.O.N.s or the F.O.N.s themselves connected to, incorporated into or necessary for the operation, maintenance, repair, re-installation, rehire, protection and removal of the F.O.N.s, not including either the cable containing the F.O.N.s or the F.O.N.s themselves.

Black Fibre Optics (F.O.N.)
Defines the black fibre optics of the monomode type and devoid of any telecommunication equipment, rented to the Client by LD COM, matching the Technical Specifications and designated by the abbreviation "F.O.N.".

Confidential Information
Defines the information described in Article 10 of the Contract.

Infrastructure
Designates (i) all the elements making up the Connection (including the Optic Links, the Linear Equipment), (ii) the cable containing the F.O.N.s, and (iii), where necessary, the Technical Sites.

Interruption
Defines a problem preventing any operation of an Optic Link or not adhering to the Technical Specifications.


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Connection
Defines everything contained in one (or several) Optic Links and Linear Equipment enabling operation to be guaranteed. Their outline is described in the Special Conditions.

Optic Link
Defines a pair of Black Fibre Optics terminated by connectors between two determined points (Departure Site and Arrival Site). Optic Link may equally be used as a plural or singular term, this term will encompass all of the Optic Links rented to the Client. An Optic Link must comply with the Technical Specifications.

O.D.F.
Defines an LD COM optic dispatcher (Optical Distribution Frame)

River Section
Defines the part of a connection which is immersed at the bottom of a river, stream or canal bed and the associated river or canal beds.

Terrestrial Section
Defines any part of a connection which does not come under the definition of a River Section.

Delivery Points
Defines the extremities of the Connections made available, as described in the Special Conditions, made up of connectors for which the technical specifications are supplied by the Client two (2) months prior to the Date of Availability.

Acceptance
Defines the procedure for acceptance of the Optic Links as defined in appendices 1 and 5 of the Contract.

Major Reservation
Defines an anomaly preventing any operation of the optic link or not adhering to the Technical Specifications, or the absence of a connection file as defined in Appendix 5.

Minor reservation
Defines any anomaly which does not constitute a Major Reservation.

Restoration
Defines the final repair of the Optic Link, after Interruption, in compliance with the Technical Specifications.

Re-establishment
Defines the temporary reinstatement of an optic continuity enabling the Optic Links to be operated by the Client after an Interruption without necessarily adhering to all the original Technical Specifications.

Technical Site
Defines premises or part of premises enabling the Client to install certain items of Active Equipment which are linked up to the Connection. The availability of these Technical Sites is the subject of a separate agreement

Technical Specifications
Defines appendix 6.

The words and terms defined above may equally be used in the singular or plural in the Contract.


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2) OBJECT

The object of the present documents is to define all the terms and conditions under which:

- LD COM rents to the Client and provides availability of the Optic Links making up the Connection(s) as defined in the present documents and detailed in the Special Conditions for the duration defined in the Contract, in return for payment of a fixed sum, ************
         *************************************************************
         ****************,
- LD COM provides maintenance of the Connection(s) for the benefit of the Client, in accordance with Appendix 2 of the present documents;
- The Client will take possession of the Connection(s) following Acceptance, in accordance with the provisions of Appendices 1 and 5 of the present Contract.

Subject to the availability of new Connections, including the rights of way relating thereto, each new Connection on French territory, requested by the Client during a period of ********* years as from the signing of the Contract and provision of availability by LD COM, will be the subject of new Special Conditions and will be the subject of a supplement to the present contract. If the Client wishes to benefit from a rental on new Connections for a term identical to the present terms and in return for payment of a fixed non-reimbursable price, such rental will be subject to the same terms and conditions including price conditions as those laid down in the Contract with the exception of the conditions of payment which are as follows: (i) - *** of the price on signature and *** on the Date of Commissioning of the new Connections or (ii) any other condition accepted by the Parties. The Client may only benefit from the provisions in this paragraph for a maximum of ** pairs of F.O.N.s in total per Connection including the F.O.N.s supplied under the present Contract.

All of the components making up the connection are subject to special conditions of access and attendance, in particular on the part of the owners and managers of the foundations on which the Infrastructures are installed.

Authorisations granted by LD COM pursuant to the present documents as well as the special agreements arising therefrom do not confer on the Client any actual right over the said domains.

The present Contract does not confer any right of ownership on the Client in respect of the items made available thereto.

3.       TERM

The Contract will come into force on the date of signature for (i) a period of twenty (20) years commencing on the Commissioning Date of the last Connection or
(ii) the lifetime, subject to Article 5, of the last Connection still in service if this is less than the aforementioned period of twenty (20) years. It is understood that for each Connection the Client will benefit from exclusive right of use in accordance with the stipulations in the present documents for (i) a period of twenty (20) years as from the Commissioning Date for that Connection or (ii) the lifetime of that Connection, subject to Article 5, if it is less than twenty (20) years.

The term set in the present clauses is firm. As the present Contract is entered into for a definite term, it is not open to early cancellation, with the exception of the cases stipulated in the Articles 8, 9 and 11.5 of the present Contract.

4.       PRICES - CONDITIONS OF PAYMENT

4.1 The price

In return for LD COM renting out and making available the Connections defined in the Special Conditions for the term defined herein, the Client undertakes to pay the fixed amount of TWO HUNDRED AND


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* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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SEVENTY MILLION SEVEN HUNDRED AND NINETY FOUR THOUSAND SEVEN HUNDRED
FRANCS(270,794,700 FF) corresponding to the total of the fixed sums on a Connection by Connection basis as described in the Special Conditions (the "Price").

Payment of the Price shall be made as follows :

- 15% (fifteen per cent) of the Price on the Contract Signature Date payable no later than sixty five (65) days from receipt of the invoice by fax, the date of the fax confirmation report counting as authentic;
- 45% (forty five per cent) of the Price paid Connection by Connection on the Commissioning Date of the Connection concerned payable no later than sixty (60) days from receipt of the invoice by fax, the date of the fax confirmation report counting as authentic;
- 40% (forty per cent) of the Price paid Connection by Connection six (6) months after the Commissioning Date for the Connection concerned payable no later than thirty (30) days from receipt of the invoice by fax, the date of the Fax confirmation report counting as authentic.

This Price is not reimbursable even in the event of early cancellation of the Contract, with the exception of the cases specifically stipulated in Articles 8, 9 and 11.5 and the risk associated with such non-reimbursement has been accepted by the Client.

4.2      Connection Charges

The charges for connection of the F.O.N.s amounting to a total of five million two hundred and fifty thousand francs (5,250,000 FF) will be the object of a fixed payment as specified in the Special Conditions and will be invoiced on a Connection by Connection basis as from the Connection Commissioning Date and payable by the Client on the date the invoice is received by fax, the fax confirmation report date counting as authentic.

4.3      Taxes and levies

Throughout the term of the Contract the Client will pay the taxes and similar levies of any type whatsoever, which it owes or may owe to the Government, to any local authorities, or to any other public bodies due to use of the connection or Optic Link, pursuant to the legislation in force.

No payment of any type whatsoever (and particularly rental charges for occupation of public domains) shall be due by the Client to the owners and managers of the foundations on which the Infrastructures are installed. However, LD COM cannot guarantee the Client that it will not be liable under the laws applying for any tax, as user of the Connection.

In the event of a change in the tax laws during the term of the Contract affecting one of the Parties, its co-contractor may in no instance bear the consequences thereof, especially those of a financial nature.

4.4      Invoices

Where relevant, taxes, duties and levies in force as at the date on which the invoice is issued, will be added to the price.

Invoices intended for the Client will be sent by fax and post to the address indicated by the Client.

Subject to the express stipulations in the Contract, settlement of invoices issued by LD COM will take place by bank transfer into the bank accounts detailed and according to the terms and conditions shown on the invoice. Payment thereof will take place no later than forty five (45) days from the date the invoice is received by fax, the fax confirmation report date counting as authentic.

Invoices still unpaid on expiry of the time allowed may, in the event of a formal notice by registered letter with acknowledgement of receipt producing no effect for more than eight (8) days, be liable to addition of a fine.

This fine shall correspond to one and half times (1.5 times) the Legal Rate of Interest, in force as at the date of invoice, for the period covering the length of time between the due date of payment and the date of actual payment.

4.5      Letter of intent

In order to guarantee LD COM payment of the full Price owing by the Client, the said Client undertakes to take out the following guarantee:

A letter of intent from the company directly or indirectly controlling the Client, within the meaning assigned by Article L355-1 of the Law of 1966, by which the said company will take the necessary action for the Client to pay LD COM without delay any sum owing in terms of principal amount, interest, charges and accessories and shall substitute for the Client in the event of default by the latter in its obligations to pay the Price.

5.       GUARANTEES

LD COM undertakes, at its own expense, for a period of ******** years as from its Commissioning Date, to replace all Connections or parts of Connections stipulated in the Contract which no longer comply with the Technical Specifications due to exceeding their life expectancy, so that the Client may continue to benefit from that Connection in accordance with the Technical Specifications.

Beyond the ***** year, in the event of the life expectancy of a Connection or a portion of a Connection turning out to be less than the term still to run in the rental of the said Connection, LD COM undertakes, at the request of the Client, to replace the said Connection or portion thereof so that the Client may continue to benefit from that Connection, in return for a price set pursuant to the following formula:

         The external cost actually borne by LD COM and justified at the request of the Client multiplied by **** corresponding to the project management multiplied by the number of pairs of FONs from which the Client benefits under this Contract the whole divided by the total number of pairs of fibres in the cable.

LD COM undertakes to take advantage of all the legal and contractual guarantees it has against its own co-contractors. Furthermore, LD COM undertakes to guarantee the Client peaceful enjoyment of the connections throughout the term of this contract.

Subject to any other express guarantee given by LD COM in respect of the Contract, the Client will not benefit from any other express, legal or implicit guarantee relating to the Connections described in the Special Conditions.

6.       LIABILITIES - INSURANCE

6.1      Liabilities

Each Party shall be liable only for direct material damage it causes to the other Party or to its personnel, in executing the Contract. The total amount of the sums due by each Party pursuant to the implementation of their liability under the Contract may not be greater than three per cent (3%) of the Price paid by the Client as described in Article 4.1.

6.2      Insurance


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* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


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Each of the Parties has taken out a Third Party Liability policy covering the risks associated with the Contract, with top level insurance companies.

In this respect, the Third Party Liability policy thus taken out by a Party must in particular cover any damages it may cause to the other Party, its property or its personnel, neighbours and third parties.

Each Party must provide, at the other's request, any declaration of insurance certifying that the above policies have been taken out.

7.       INFORMATION - CO-OPERATION BETWEEN THE PARTIES

The Parties shall inform each other of events of any type liable to have consequences on the execution of the Contract and the correct operation of the Connection.

In order to ensure correct execution of the obligations arising under the Contract, the Parties agree to set up a co-ordination committee, the operating rules and attributions of which are described in Appendix 7.

No decision by the committee may have the effect of modifying the provisions of the Contract.

8.       CANCELLATION, RIGHT OF WAY, DELAY PENALTY AND RESOLUTIVE CLAUSE

8.1      Principles

No cancellation of the Contract may take place before expiry of the Contract, except in the cases stipulated hereunder and those stated in Article 11.5 below.

8.2      Failure to deliver

In the event of LD COM being unable to deliver a Connection on the anticipated Date of Availability, the Client may officially warn LD COM to deliver the said Connection as from the sixth week of delayed delivery compared with the Date of Availability. If LD COM is unable to deliver the said Connection within six weeks as from the date of the official warning, the Client may cancel the Connection concerned with immediate effect and claim full reimbursement of the price of the undelivered Connection without prejudice to LD COM's payment of the delay penalties stipulated in the present Article 8.

In the event of one or more partial cancellations occurring pursuant to the provisions of the previous paragraph and concerning more than *************** ***** of the linear total of the long distance Connections or *************** ***** of the linear total of the Mainland Connections, the Client may terminate the Contract and claim full reimbursement of the Price, subject to giving the Connections already supplied, back to LD COM.

8.3      Non-execution of an essential obligation

In the event of one of the Parties failing to execute any one of the essential obligations incumbent thereon under the Contract, at the request of either of them, the Parties shall institute a consultation procedure on the causes of the said failure, the solutions enabling the situation to be remedied and, where necessary, the timetable for such solutions to be put into practice.

In the absence of an agreement within one (1) month of the start of the consultation procedure, or if the Party at fault does not implement the solutions chosen by joint agreement, the other Party may send a registered letter with acknowledgement of receipt containing official warning to remedy the said failure within fifteen (15) days.

If, on expiry of that time limit, the official warning has had no effect, the party invoking the lack of execution may, with immediate effect, cancel the Contract or solely the Connection concerned if the non-executed essential obligation affects that Connection only.


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* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

In the event of cancellation of the Contract or of one of the Connections by the Client subsequent to the non-execution of an essential obligation by LD COM, the Client may claim from LD COM and obtain one-off reimbursement of part of the Price, calculated as a percentage, ************************************
*************************************************** as per the table of reimbursement described in appendix 4, subject to the connections concerned being returned to LD COM.

In the event of one or more partial cancellations occurring pursuant to the provisions of the present article 8.3 and concerning more than ************** ***** of the linear total of the long distance Connections or ************** ***** of the linear total of the Mainland Connections, the Client may cancel the Contract and claim one-off reimbursement of a part of the Price, calculated as a percentage, ************************************************************
************************************ as per the table of reimbursement described in appendix 4, subject to the connections already supplied being returned to LD COM.

It is understood that in the event of the Contract or one of the Connections being cancelled by LD COM subsequent to the Client failing to execute an essential obligation, the Price paid by the Client in respect of the Contract or cancelled Connection shall in no case be reimbursed.

The consequences of cancellation of a right to occupy a private or public domain will not constitute failure to execute an essential obligation.

8.4 Cancellation of the rights to occupy private or public foundations and compensation:

In the event of final loss of LD COM's right to occupy foundations belonging to public or private entities due to a fault which could be directly attributable to LD COM (its agents and sub-contractors), LD COM undertakes to supply an alternative solution to the Client, at LD COM's own expense, to enable the said Client to continue to use the Connection concerned by such loss. In the event of an alternative solution of this type being impossible, the Client may cancel that Connection with immediate effect and claim and obtain one-off reimbursement of part of the Price ****************************************************
******************************* as per the table of reimbursement described in appendix 4, subject to the connections concerned being returned to LD COM.

In the event of one or more partial cancellations occurring pursuant to the provisions in the previous paragraph and concerning more than *************** ***** of the linear total of the long distance Connections or ************** ***** of the linear total of the Mainland Connections, the Client may cancel the Contract and claim one-off reimbursement of part of the Price, calculated as a percentage **************************************************************
*************** as per the table of reimbursement described in appendix 4, subject to the connections already supplied being returned to LD COM.

8.5 Cancellation of the Contract in the event of withdrawal or non-renewal of the Licence.

In the event of withdrawal or non-renewal of the Licence due to decision by the competent administrative authorities considered final, each of the Parties may cancel the Contract with immediate effect subject to written notification one
(1) month prior to the date of cancellation.

It is understood that in the event of the Contract being cancelled subsequent to withdrawal or non-renewal of the Client's Licence, the Price paid by the Client under the cancelled Contract shall in no case be reimbursed.

8.6      Delay penalties

In the event of a delay, in comparison with the Date of Availability stipulated in appendix 3, occurring with any one of the Connections stipulated in the Special Conditions, the following delay penalties shall apply :


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

- *** of the total price of the Connection per week of delay as from the third week of delay having commenced subsequent to the Date of Availability for that Connection as stipulated in the Special Conditions.

The delay penalties applying for each Connection are expressly limited to *********** of delay as from application of the first delay penalties;

These delay penalties constitute the full and entire compensation for any loss which the Client may suffer due to such delay, the Client consequently waives applying for any additional damages in respect of any delay by LD COM in the delivery of the Connections stipulated in the Special Conditions.

8.7      Resolutive Clause

It is expressly agreed between the Parties that, in the event of the Client not being issued the Licence subsequent to a decision by the competent administrative authorities becoming final, the present Contract shall be cancelled automatically. Each of the Parties shall be released from all rights and obligations under the present Contract, and LD COM must return the Client the part of the Price it has already paid, less the sum of one million francs (1,000,000 FF) retained by LD COM as fixed compensation excluding any other damages relating thereto, within forty five (45) days of the date on which the Contract is cancelled.

9.       FORCE MAJEURE AND SIMILAR CASES

Under the terms of the Contract, any circumstance outside the control of the Parties and unavoidable, making it impossible for the Party affected to execute its obligations, shall be considered as constituting a case of force majeure.

In addition to the cases usually admitted according to precedent, the Parties agree, moreover, that the following shall in particular be counted as cases of force majeure within the context of the Contract:

- act by third parties having caused losses such that they directly render it impossible for LD COM to intervene within the time limits set,

- events making intervention by LD COM impossible (demonstration on the public area, external strikes etc.),

- action of water making it objectively impossible for LD COM to attend within the time limits (e.g.: overflowing of river banks, currents greater than 1 knot...), or the freezing of river banks or the river itself,

- act by public or private entities, as manager or owner of the foundations on which LD COM has right of occupation for the needs of the Connection concerned, making it impossible for LD COM to intervene within the time limits (especially the exceptional time limit for access imposed for reasons of public concern),

- An alteration to the placement of the Infrastructures due to modifications imposed by any public or private entity, as manager or owner of the foundations on which LD COM has right of occupation. In this case, the Parties shall immediately contact each other in order to examine the conditions in which such modification may be realised, minimising the risks to continuation of the Client's operation as far as possible.

- Any decision by managers of rights of way which would prevent LD COM or its subsidiaries from having access to the Connections, provided that such a decision is not the direct consequence of a proven fault by LD COM.


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* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Neither Party shall be considered at fault or in breach of its contractual obligations as long as non-execution of its obligations is prevented by a case of force majeure or similar. However, the Parties shall do everything possible to meet their obligations.

If one of the Parties considers that a case of force majeure or similar may hinder execution of its obligations, it must notify this to the other Party as soon as possible by fax and registered letter with acknowledgement of receipt.

The Parties shall consult each other to limit the effects of the force majeure or similar event.

If a case of force majeure or similar event prevents LD COM from executing an essential obligation for a period of more than three (3) months, each of the Parties may cancel the Contract according to the conditions laid down in Article
8.3 above

10)      CONFIDENTIALITY

The Parties undertake to maintain strictly confidential both within their own group and their subsidiaries and in relation to third parties, information or documentation of any type hereinafter referred to as "the Confidential Information" they may be obliged to exchange with each other in the context of the present Contract or of which they might otherwise obtain knowledge in any way whatsoever and in any form whatsoever, in respect of the present Contract.

11)      COMMON PROVISIONS

11.1     Exclusivity

Up to completion of the Contract, the Client shall have exclusive possession of the Connections from which it benefits.

11.2     Access to the Connections

Unless LD COM has given its express permission in advance, the Client has no access to the Connections made available and must not in any circumstance move, relocate, disturb, handle or be in contact in any way whatsoever with the said Connections with the exception of the end terminals connected to the Client's Active Equipment.

11.3     Assignment of the Contract

The present Contract is entered into intuitu personae between the Parties. The rights and obligations of the Parties as arising from the present contract documents cannot be transferred or assigned to a third party by any method whatsoever without the express prior written agreement of the other Party. However, it is expressly agreed that this agreement may not be refused in the event of assignment or transfer to a company within the group of the assigning Party; it being specified that "group" means subsidiaries, sister companies and other companies in which more than thirty per cent (30%) is directly or indirectly held by the same ultimate parent company.

11.4     Sub-letting

The Client is not authorised to sub-let all or any of the Connections until LD COM's prior written consent is obtained.

11.5     Change of control - merger

In the event of a third party directly or indirectly taking control of a Party, within the meaning assigned by Article 355-1 of Law No. 66-537 of 24 July 1966, the Party shall still be obliged to adhere to all the rights and obligations incumbent thereon under the Contract. Moreover, in the event of merger of a Party, either by take-over by a third party company, or by creating a new company, as in the case of scission, or partial contribution of assets, the rights and obligations incumbent upon that Party under the present Contract shall be incumbent in full upon the company taking over, or on the new company or on any other entity or person coming into the rights of that Party. In the event of failure to execute the obligation described hereunder, the Party which is the victim of such non-execution may cancel the Contract with immediate effect pursuant to the provisions of Article 8.3.

The Party concerned by the merger, scission or partial contribution of assets must inform the other Party of the said operation fifteen days at most after final realisation thereof.

11.6     Contractual relations

The invalidity or illegality of any provision in the Contract which is not of an essential nature shall not jeopardise the validity of the other provisions. The Parties agree to replace the invalidated provisions by provisions as close as possible to their joint intention as expressed in the context of the Contract.

Any modification of the Contract shall be the subject of a written endorsement signed by the duly authorised representative of each of the Parties.

The Parties expressly agree to contact each other in the event of modification of the legislative and statutory instruments in force as at the date on which the contract is signed, concerning the subject thereof, if such modification is liable to substantially affect the conditions of execution of the Contract.

11.7     Waiver

The fact of one of the Parties not availing itself at a given moment of any of the rights conferred thereon by the Contract, cannot be interpreted as waiving any subsequent use of any of the said rights.

12)      DISPUTES

The Parties shall endeavour to reach an amicable solution on any dispute liable to occur between them due to the interpretation or execution of the Contract.

In the absence of an amicable agreement within a reasonable time, any dispute relating to execution and interpretation of the Contract shall fall within the exclusive jurisdiction of the PARIS Commercial Court.

13)      LAW APPLYING - TRANSLATION

The Contract is subject to French law.

If translations of these documents, or of the documents attached thereto, are made, the French version alone shall be deemed authentic.

14)      ELECTION OF DOMICILE - NOTIFICATION

The Parties elect domicile at the addresses shown at the head of these documents. Furthermore, the Parties nominate the following persons as mutual contacts throughout the term of the Contract:

For LD COM :
- the Commercial Manager
- the Financial Manager

For the Client :
- the Technical Manager
- the Financial Manager

Any modification to these items must be imparted to the other Party by the Party concerned in the form of a written notification.

15)      CONTRACTUAL DOCUMENTS

The Contract is made up :

         - of the present documents in particular comprising :
         - Appendix 1 : Connection Service
         - Appendix 2 : Connection Maintenance
         - Appendix 3 : Special Conditions
         - Appendix 4 : Table of Reimbursement
         - Appendix 5 : Acceptance
         - Appendix 6 : Technical Specifications
         - Appendix 7 : Co-ordination Committee.

In the event of contradiction between the articles of this contract and the appendices, the latter shall take precedence.

Drawn up in duplicate in Paris on 26 April 2000

         THE CLIENT                         LOUIS DREYFUS COMMUNICATIONS

Name :    THIERRY MILEO                     Name : FREDERIC GASTALDO

Title :   CHAIRMAN                          Title :   MANAGING DIRECTOR

Signature : /s/                             Signature : /s/
           ------------------------                    -----------------------

                                   APPENDIX 1
                               CONNECTION SERVICE

1.       DESCRIPTION OF THE CONNECTION SERVICE

1.1      Availability

LD Com shall deliver the connections to the Client on a date indicated in the Special Conditions and described as the "Date of Availability". As from that date, the Client may carry out Acceptance of the Optic Links as specified in
Article 1.2 hereunder.

The limit of LD COM's liability is constituted by the Delivery Points. On the Date of Availability, the Client may commence operation of the Connections subject to prior payment of the sums due in respect of the invoices relating to the various Services supplied by LD COM.

1.2      Acceptance

Acceptance of the Connections shall be made by the Parties at the invitation of LD COM. The Acceptance shall take place in accordance with the procedure described in Appendix 5, subject to the provisions hereunder.

LD COM shall inform the Client of the date of the Acceptance procedure, by letter or fax at least eight (8) days in advance. If it is impossible for the Client to attend the Acceptance on the date stated, it must notify LD Com in writing two (2) days prior to the initial Acceptance date and offer a new date which may not be more than twenty one (21) days later than the initial Acceptance date. Any postponement of the initial date will also involve postponement of LD COM's obligations inherent in that date.

Failure by the Client to adhere to the above procedure will result in the said Client being deemed to have accepted the original Acceptance Date as proposed by LD COM and it must attend the Acceptance location. Should the Client or its duly empowered representative not be present, Acceptance of the Connection will be pronounced, without the Client being able to dispute the contents thereof or put forward reservations subsequently.

During the Acceptance operations and on completion of the tests, the Parties shall proceed on site to sign the certificate of Acceptance for the Optic Link(s).

In the event of Minor Reservations being issued on signing the Certificate of Acceptance, the Parties shall jointly define the time limit given to LD COM to lift the said reservations and shall show this time limit on the said certificate. These Minor Reservations are not considered to call into question the compliance of the Connections with the Technical Specifications. The lifting of the said reservations by LD COM shall be the subject of a letter or fax sent to the Client; it will not give rise to a new Connections Acceptance procedure.

In the event of Major Reservations being issued when the Certificate of Acceptance is signed, the Parties shall jointly define the time limit given to LD COM to lift the said reservations and shall show this time limit on the said certificate. This time limit does not imply postponement of LD COM's obligations at that date.

The lifting of the Major Reservations shall be the subject of a second Acceptance procedure. LD COM will inform the Client of the date of the said Acceptance by letter or fax, at least eight (8) days prior to it taking place. In the event of it being impossible for the Client to attend the second Acceptance on the date stated, the said Client must advise LD Com in writing two
(2) days prior to the date of the second Acceptance and suggest a date which may not be more than five (5) days later than the date of the said Acceptance.

The Connection Commissioning Date corresponds to the date on which the Certificate of Acceptance is signed without reservations or with Minor Reservations, or the date on which the certificate of second Acceptance is signed, in the case of Major Reservations.

2.       CONNECTION OF THE LINK

Connection of the Links will take place at the Delivery Points. Whatever the case, LD COM or its agent(s) shall alone be empowered to intervene to make the said Connections, the Client may observe at the operations.

The Parties shall meet as soon as possible to examine whether it is necessary to contact the managers of the neighbouring networks to carry out the Connection(s).

If the Client or persons designated by the Client wish to observe or participate in the Connection operation, the Client undertakes to bring to the knowledge of the firms present during the operations, all safety rules sent by LD COM. Moreover, LD COM will offer the Client, within forty five (45) days of a written request from the Client and subject to the feasibility of such an operation, a Connection plan starting from certain connection chambers for its Link to the connection chambers of other networks already in existence, in accordance with the technical and financial conditions as well as a schedule to be defined mutually between the Parties.

                                   APPENDIX 2
                             CONNECTION MAINTENANCE

1.       QUALITY

LD COM guarantees the Client maintenance of Optic Continuity for each Connection specified in the Special Conditions.

LD COM or its agents or sub-contractors (acting under LD COM's entire responsibility) shall provide preventive and corrective maintenance of the Connections.

LD COM shall do everything in its power, subject to the Client supplying the information and authorisations necessary, to ensure maintenance of the connections belonging to the Client and situated between the LD COM infrastructures and the Client's sites. It is understood that the time limits for attendance, except where given for information purposes, and the penalties laid down in this appendix, shall not apply to this maintenance service.

The Client may benefit from this service on a maximum of four (4) connections on each of the towns served by LD COM's mainland network as specified in Appendix 3.

This maintenance will be free of charge with regard to preventive maintenance and invoiced at a price equivalent to the external costs actually borne by LD COM and proven at the Client's request, multiplied by *** (corresponding to the project management) for corrective maintenance.

2.       PREVENTIVE MAINTENANCE

Preventive maintenance procedures shall be carried out by LD COM or its agents taking all steps to limit interruption to the services operated by the Client.

Preventive maintenance consists of carrying out :

- every year: visual inspection of the part standing out from the Infrastructure unit.

- every year: reflectometry measurement and an optic assessment at one thousand three hundred and ten and one thousand five hundred and fifty (1310 and 1550) nm on a pair of control fibres available along the route of the Connection which will be sent to the Client.

Preventive maintenance particularly includes labour and replacement of faulty equipment and upkeep of maintenance documentation and log book.

Within the framework of preventive maintenance operations, LD COM or its agents may be obliged to carry out works for the needs of keeping the domain or the Connections reliable; in this case the Parties agree that :

A list of the works scheduled by LD COM or its agents, giving rise to planned suspensions of the Connection Service, will be sent to the Client, at least twenty one (21) days before commencement of such works. In its prior notification, LD COM or its agents shall specify the date, time, place and expected duration of the works scheduled as well as their nature and the potential technical consequences to the Connection.

If, due to the urgent need to intervene in view of the risks of Interruption involved for the Connection, the above period of twenty one (21) days cannot be adhered to, LD COM or its agents shall inform the Client without delay that such works are to be carried out, indicating the nature and potential technical consequences to the network as well as the expected duration. The consequences of such works shall be dealt with as per the terms and conditions for corrective maintenance.


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

 LD COM or its agents shall then take the steps necessary to limit any disturbance to the Connection, in consultation with the Client, and as far as possible, will carry out the works in a time slot compatible with the Client's business activity, the above to be the subject of a written agreement negotiated reasonably between the Parties.

3.       CORRECTIVE MAINTENANCE

3.1      Method of notification

On noting a Malfunction or Interruption, the Client will notify LD COM's Call-out Centre by telephone and then by fax, the details of this centre being sent to the Client. The request for call-out must include the information required to identify the problem and the location where it has been discovered. The period of Malfunction or Interruption will be measured as from receipt of the said fax, also corresponding to the starting point for the time limits set out in Article 3.2 below.

The Client will not ask LD COM or its agents to attend until it has made sure that the fault does not originate from its own Active Equipment.

The Client's requests for attendance, in French or English, are receivable on a 24 hour, 7 days a week basis.

On receipt of a request for attendance, LD COM will designate a contact person who will keep the Client informed on the progress of the diagnosis and reinstatement of Optic Continuity. The Client will provide access to the premises and to the ODF, and all information necessary for LD COM's engineer or agents, responsible for repairing the fault.

For any Malfunction or Interruption, the Parties will consult each other to remedy the problems with necessary speed and to set the dates for repair.

At its own expense, LD COM will make a diagnosis and repair the Optic Link in the event of Interruption or Malfunction, with the exception of an Interruption or Malfunction caused by the Client.

In the case of Malfunction or Interruption due to the Client, or due to a contractor acting on behalf of the Client, call-outs and repairs shall be carried out at the Client's expense. LD CON may then offer its assistance to the Client to enable it to solve its problems. In this case, LD COM will then invoice its services to the Client.

Any intervention by LD COM, unjustified or for test purposes, requested by the Client, and not involving any repair, will be borne by the Client for a fixed price of ten thousand (10,000) French Francs.

3.2      Time limit for re-establishment

In the event of Interruption to one or more of the Optic Links, LD COM or its agents shall endeavour to re-establish Optic Continuity without additional charge to the Client, within the time limit expressed below.

In the event of replacement Optic Links being available, the maximum length of time for Re-establishing Optic Continuity, is set at *************.

Subject to the availability of an unlit fibre rented by the Client under this Contract, not affected by the Interruption and mirroring the Optic Link interrupted, this time limit will be reduced to ********** hours. The Client undertakes to provide in advance a list of Connections for which the maximum time limit for Re-establishing Optic Continuity may be reduced to ********* hours. For the needs of this paragraph it is understood that a non-lit mirror fibre has the same departure O.D.F. and the same arrival O.D.F. as the Optic Link interrupted. In the event of the Client needing to attend to its own O.D.F. to permit restoration of the Optic Link interrupted, LD COM's obligation will be limited to attending to its own O.D.F. within ********* hours. In this case, no penalty can be applied to LD COM.


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

In all cases where the replacement Optic Links are not available, LD COM undertakes to Re-establish Optic Continuity within a maximum of ******* hours for the terrestrial sections of the Connection *********** hours for the river parts of the Connections.

The lengths of time before Re-establishment of Optic Continuity are set as from the request for attendance made by the Client in accordance with the procedure described in Article 3-1 above.

Restoration of Optic Continuity will take place as quickly as possible and as far as possible within a period of ********** working days, whatever the case, the time limit and the date being agreed jointly between the Parties. LD COM or its agents shall inform the Client that Optic Continuity is Restored by letter, fax or electronic mail.

In the case of Re-establishment the Parties may agree that the Re-establishment can constitute a Restoration.

3.3      Delay penalties

If, following an Interruption, no Re-establishment was made on expiry of the time limits indicated in Article 3.2, for reasons attributable to LD COM (including its sub-contractors) and having occurred other than as a result of a case of Force Majeure or due to act by third party, LD COM shall pay the Client penalties calculated as follows:

- ** of the amount determined by the length of the Connection in kilometres as described in the Special Conditions multiplied by *** ******************* per hour of delay between one (1)and eight (8) hours over and above the time limit for Re-establishment specified above,

- ** of the amount determined by the length of the Connection in kilometres as described in the Special Conditions multiplied by *** ******************* limited to 500 kilometres, per hour of delay between eight (8) and sixteen (16) hours over and above the time limit for Re-establishment specified above,

- ** of the amount determined by the length of the Connection in kilometres as described in the Special Conditions multiplied by *** *****************, limited to 500 kilometres, per hour of delay exceeding sixteen (16) hours over and above the time limit for Re-establishment specified above,

The total amount of the penalties per Connection annually may not exceed 100% of the amount determined by the length of the relevant Connection in kilometres as defined in the Special Conditions multiplied by ***************************.

Over and above (55) fifty five hours per year Service Interruption on a terrestrial Optic Link or over and above (100) one hundred hours per year Service Interruption on a river Optic Link, for reasons attributable to LD Com and occurring other than as the result of a case of Force Majeure, LD COM will pay the Client penalties equivalent to the amount determined by the length in kilometres of the Connection made up of the Optic Link in question, as defined in the Special Conditions, multiplied by *************************.

In the event of the Client confirming on a given Connection during the course of a year, more than one hundred and ten (110) hours Service Interruption on a terrestrial Optic Link or two hundred (200) hours a year Service Interruption on a river Optic Link, for reasons attributable to LD COM and occurring other than as a result of a case of Force Majeure, the Client may cancel the Connection pursuant to Article 8 of the Connection Service Contract.

3.4      Log book

All call-outs carried out by LD COM or its agents to the Optic Links and the plugs, as well as the events which have given rise thereto, must be recorded by LD COM or its agents in a registered entitled "Log


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Book", kept on the premises of LD COM or its agents, an extract of which may be sent out on request justified by the Client.

For each call- out by LD COM or its agents, this "Log Book" must comprise as a minimum, the following information for each Interruption: date, starting and ending time, nature of the problems found, work carried out and sub-assemblies replaced, inspections carried out, persons attending. Once a year, LD COM will inform the Client of the condition of the Optic Links over the previous twelve months.

3.5      Acceptance procedure after Interruption

So that the Client may check that the Optic Link which sustained the Interruption or the Malfunction complies once more with the Technical Specifications defined in the Special Conditions, on Re-establishment or Restoration the Parties shall jointly carry out a simplified Acceptance procedure, in accordance with the provisions below:

LD COM shall notify the Client, by letter or fax (hereinafter referred to as the "Letter"), that it has proceeded to Re-establish Optic Continuity. The completion of LD COM's involvement and consequently the end of the period of Interruption, pursuant to the provisions of Article 3.2, shall be constituted by the time shown in the letter sent to the Client.

Prior to sending the Letter, LD COM will have checked that the Optic Links comply with the Technical Specifications. The Client's silence, for 72 hours following receipt of the Letter with acknowledgement of Receipt, will count as approval by the said Client of the procedures and Acceptance constituted by the Re-establishment of the Optic Links and shall discharge LD COM from all liabilities relating to the Re-establishment and Restoration of the Optic Links.

If within the aforementioned 72 hour period, the Client disputes the result of the procedures carried out by LD COM, LD COM will invite the Client to carry out its own Acceptance during which the Connection will be interrupted. This time limit for dispute cannot incur the liability of LD COM especially pursuant to
Article 3.3.

The letter must contain the new optic measurements made after Re-establishment or Restoration.

3.6      Special Works

The Client may ask LD COM to carry out special maintenance works not covered by the Contract. This type of request must be the subject of an estimate drawn up by LD COM and shall require an order form to be signed, including details of the works as well as the total amount for such intervention.

                                   APPENDIX 3
                               SPECIAL CONDITIONS

This Appendix contains a description of the Connections supplied by LD COM under the Contract with the price per Connection, the Dates of Availability as well as the departure and arrival sites for each Connection. The distances provided for each Connection are supplied for information purposes only. Likewise the exact number of Sites may vary marginally in comparison with the information supplied in the present appendix.

LONG DISTANCE CONNECTIONS
NORTH RING

                                            SPAN

                                    DEPARTURE                 ARRIVAL
                                    SITE                      SITE

Connection        Connection                                          Estimated distance
reference                           Description  type         Descr.  type

N-1               ***************  *********  *********
                                                  ****

         etc                        etc.

Linear long distance deducted
at the edges of the towns           Fixed price for  Cost of PRO connections            Date made
                                    the supply of    and installations                  available
in distance       in value          2 pairs of FONs


etc                                 etc.


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LONG DISTANCE CONNECTIONS
CENTRAL RING

                                            SPAN

                                    DEPARTURE                 ARRIVAL
                                    SITE                      SITE

Connection        Connection                                                    Estimated distance
reference                           Description  type         Descr.  type

C-1      ***********              **********  *********
                                                  ****

         etc                        etc.

Linear long distance deducted
at the edges of the towns           Fixed price for  Cost of PRO connections             Date made
                                    the supply of    and installations                  available
in distance       in value          2 pairs of FONs


etc                                 etc.


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LONG DISTANCE CONNECTIONS
CENTRAL RING

                                            SPAN

                                    DEPARTURE                 ARRIVAL
                                    SITE                      SITE

Connection        Connection                                                    Estimated distance
reference                           Description  type         Descr.  type

N-1      ********************  *********  *********

                                      Site

         etc                        etc.

Linear long distance deducted
at the edges of the towns  Fixed price for  Cost of PRO connections             Date made
                                    the supply of and installations             available

in distance       in value          2 pairs of FONs


etc                                 etc.


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

MAINLAND CONNECTIONS
         ACCESS TO PR.O.s

Connection        1st feeder        Estimated        Availability      Fixed price      Connection
reference                           distance to                        for the supply   charges
                                    PRO LDCom                          of 2 pairs of    PROs and
                                                                       F.O.N.           installations

etc.


                                   APPENDIX 4
                             TABLE OF REIMBURSEMENT

Year

Updated value              *******
of the rental up  (updated
to year n                  rate)

Value of remaining
rental as from end
of year n

Percentage of  the
connection Price
reimbursed

Example of                 ** ***
reimbursement:    *******
Paris-Conde                (price of the
Link                       connection)


------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  APPENDIX 5 :
                              ACCEPTANCE PROCEDURES

1.       INTRODUCTION

The Acceptance Procedure will comprise (i) the measurements carried out on site by LD Com as described below and also (ii) the presentation of a connection file as specified below. The optic measurements will be carried out on all the fibres made available to the Client, Optic Link by Optic Link. These measurements will concern:

-        Fade per unit length

- Localised fade (loss at connectors, splicing and irregularity of the fibre)

-        Optic Balance

-        Chromatic dispersion

-        PMD

2.       FADE PER UNIT LENGTH AND LOCALISED FADE

2.1      Objectives

This measurement estimates the optic continuity, connection faults, splicing, fade per unit length and the fibre length.

Operational method

The following operations and data must be complied with to measure retro-scatter

- A measurement of the retro-scatter will be taken fibre by fibre in both directions (O -> E, E -> O) at a length of 1550 nm for Optic Link cables in the long distance infrastructure, and 1550 nm and 1310 nm for Optic Links in the Mainland Infrastructures, with the exception of Connection M 18 (Rheims 2. Feeder).

- The same equipment (reflectometer, damping coil and connection lead) for each of the 2 measurement directions.

- The refraction index will be chosen according to the constructor's instructions or if the latter are not available, by taking an average utilisation value set at 1.47 (G652 fibre).

-        The pulse widths below are used for the measurements

------------------------------------ ---------------------------------- ---------------------------------
Length of Optic Link                 LESS THAN 20 Km                    GREATER THAN 20 Km
------------------------------------ ---------------------------------- ---------------------------------
Pulse width                          LESS THAN OR EQUAL TO 500 ns       LESS THAN OR EQUAL TO 5 ns
------------------------------------ ---------------------------------- ---------------------------------

Loss of splicing

The average algebraic value of the fade on splicing is calculated for each fibre, from measurements made in both directions. This average for each Optic Link must be less than or equal to 0.2 dB.

Similarly, the maximum value of a splice must be less than or equal to 0.3 dB (average measurement in both directions). No reflection peak will be acceptable on splicing done by welding.

Loss of connectors

Designation of connectors is carried out using a damping coil minimum length 2000 metres and with optic properties close to those used on the Optic Link measured. The average algebraic value of the fade at the connector is calculated from the measurements taken in both directions. The maximum value of a connector fitted with a double plug must be less than or equal to 0.5 dB.

Loss due to irregularities

The maximum value of the fade, produced by an irregularity and measured in both directions, must be less than or equal to 0.1 dB (algebraic average in both directions)

Fade per unit length

The fade in the fibre per unit length (average in both directions measured at the point of service delivery) must be less than or equal to 0.35 dB/Km for a wave length of 1310 nm and must be less than or equal to 0.25 dB/Km for a wave length of 1550 nm

3.       OPTIC BALANCE

3.1      Measuring the balance by reflectometry

Objective

This measurement enables the overall attenuation of the Optic Link to be estimated.

Operational method

- The retro scatter will be measured fibre by fibre in both directions (O -> E, E -> O) at a length of 1550 nm for Optic Link cables in the long distance infrastructure, and 1550 nm and 1310 nm for Optic Links in the Mainland Infrastructures.

- The same reflectometer and the same damping coils and optic jump leads will be used for each of the 2 measurement directions.

3.2      Measurement of the Balance by insertion

Objective

This measurement enables the fade in an Optic Link to be measured by subtraction of the exiting optic power measured by the injected optic power.

Operational method

The following operations and data must be complied with to measure the fade on each Optic Link

- For each of the 2 directions of measurement, the same equipment will be used (Transmitter and optic receiver, connection leads)

- Before measuring the Connection Balance, calibration of the receiver will take place from the transmitting source and jump leads. This calibration will lead to a reading of the PO reference value of the power received.

- After calibration the transmitter will remain under power whereas the receiver will be conveyed to the other end of the connection. At the same time, the jump lead will be connected to the end where the optic source is situated.

- The equipment used will directly deliver the attenuation of the Optic Link in dB after returning to 0 dB on calibration.

- After completion of the Link measurements, a new calibration will take place in order to make up for any errors in manipulation. If a discrepancy greater than 0.5 dB is found with the first reference value, a second series of measurements will be carried out.

4.       CHROMATIC DISPERSION

Objective

This measurement enables the chromatic dispersion of an Optic Link to be assessed.

Operational method

- A measurement of the chromatic dispersion will be carried out fibre by fibre.

-        This measurement is carried out in one direction only.

5.       PMD

Objective

This measurement enables the PMD of an Optic Link to be measured.

Operational method

- A measurement of the PMD will be carried out fibre by fibre by interferometry.

-        This measurement is carried out in one direction only.

6.       CONNECTION FILE

The connection file will include the optic measurements and the identifiers for the optic links and the delivery points.

Furthermore, LD Com will supply the verification plans relating to the Connections, within three (3) months of Acceptance.

                                  APPENDIX 6 :
                            TECHNICAL SPECIFICATIONS

As at the Date of Availability, the F.O.N.s must comply with ITU standard G652.

The contractual values are repeated below. Any measured value greater than the value calculated using the formula above is counted as a major reservation. The values apply Connection by Connection.

---------------------------------------- ------------------------- -------------------------
Specifications                           Average                   Maximum
---------------------------------------- ------------------------- -------------------------
Splicing                                 etc.
---------------------------------------- ------------------------- -------------------------
Connector
---------------------------------------- ------------------------- -------------------------
Irregularity
---------------------------------------- ------------------------- -------------------------
Fade per unit length (1310 nm)
---------------------------------------- ------------------------- -------------------------
Fade per unit length (1550 nm)
---------------------------------------- ------------------------- -------------------------
Chromatic dispersion 1310 nm
---------------------------------------- ------------------------- -------------------------
Chromatic dispersion 1550 nm
---------------------------------------- ------------------------- -------------------------
PMD
---------------------------------------- ------------------------- -------------------------

                                  APPENDIX 7 :
                             CO-ORDINATION COMMITTEE

1.       PRINCIPLES

The Parties shall keep each other informed of events of any type liable to have consequences on execution of the Contract and correct operation of the Connection or Connections described in the Special Conditions.

In order to ensure correct execution of the obligations arising from the Contract, the Parties agree to set up a Co-ordination Committee (hereinafter referred to as the "Committee") with operating rules based on the principles jointly drawn up in relation to management of the project. No decision by the Committee can have the effect of altering the provisions in the Contract.

2.       COMPOSITION OF THE COMMITTEE

At the first Committee meeting, LD COM and the Client shall submit a specific list of the persons in charge of the different aspects which may be tackled during Committee meetings. Each of the Parties will nominate its representatives on the said Committee, the number and skill areas of whom, for each Party, will be at least those described below :

-        A Project Manager ;
-        A Project Head for each area of activity:
                  - GC Fibres and Transmission for the Client
                  - Sites and Fibres for LD COM;

The Project Managers must  :
- be skilled in the technical fields relating to the services carried out in the context of the Contract,
- possess the usual delegations of power enabling them to make day to day decisions, throughout the progress of the project,
- have full and entire authority on behalf of each Party over the personnel involved in the project,
- centralise the information and circulate it to the project heads concerned,
-        ensure the Contract and the schedule are adhered to.

If possible, the Project Managers should be the same people throughout the duration of the project. In response to a request considered reasonable from one of the Parties, the other must offer another person as Project Manager.

The Project Heads shall organise and run the meetings on their particular project, ensure problems are solved, define action to be taken and make sure their planning schedules are adhered to.

3.       REGULARITY

Between the date the Contract is signed and one week after the date of Acceptance of the Last Connection stipulated in the Special Conditions, the Committee will meet as follows, twice a week, the days being set at the first meeting:

- A project progress meeting with the Project Heads (level 1) either in person , or by telephone,
- A project management meeting with the PROJECT Managers and the Project Heads (level 2), in person.

Beyond the date of Acceptance of the last Connection stipulated in the Special Conditions, another committee will replace the first one and the regularity of the meetings of this new Committee will be reduced to one meeting every year or any other period the Parties decide at the last level 2 meeting during the period described above.

4.       DECISIONS AND MINUTES

The Parties will take turns in drawing up the minutes of the Committee meetings. Each set of minutes will be approved and signed by each of the Parties at the end of the meeting or start of the next meeting. The Party which has drawn up the draft minutes will Email a copy of the said minutes to the persons listed therein as soon as possible and in any case, before the next meeting of the same level.

It is understood that no decision taken at Committee meetings will have the effect of altering the provisions of the Contract.

5. CO-OPERATION RELATING TO CIVIL ENGINEERING WORKS, RIGHTS OF OCCUPATION AND CONSTRUCTION OF FIBRE OPTIC CONNECTIONS BETWEEN THE CLIENT'S P.O.P.S AND LD COM'S DELIVERY POINTS

The aforementioned Committee will also be responsible for monitoring the civil engineering works, management of rights of occupation and the construction of fibre optic connections between the Client's P.O.P.s and LD COM's points of delivery.

Furthermore, the principles selected by the Parties concerning the works monitored by that committee are as follows:

- the Parties undertake to do everything in their powers to use the same sub-contractors;
- LD COM undertakes to assist the Client in the procedures necessary including any transfers of rights of way, in order to file the applications required, and where necessary, obtain permission from the highways and other administrative bodies needed to execute the fibre optic connections between the Client's P.O.P.s and LD COM's points of delivery. It is understood that the Client will bear any external costs, proven at the Client's request, which may be incurred by LD COM regarding this paragraph.